                                                                    Exhibit 99.2

              DIVERSIFIED SECURITY SOLUTIONS, INC. AND SUBSIDIARIES

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION



The following unaudited proforma combined financial information has been derived from historical financial statements of Diversified Security Solutions, Inc. and Subsidiaries (Diversified) and National Safe of California, Inc. (National) for the periods indicated.

The unaudited pro forma combined financial information gives effect to the transaction using the purchase method of accounting for business combinations and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial information presented on the following pages. The assets acquired and the liabilities assumed are recorded at fair values and the results of National's operations included in Diversified's consolidated financial statements from the date of acquisition. The pro forma condensed combined balance sheet as of June 30, 2002 assumes the acquisition took place on that date. The pro forma condensed combined statements of operations assume the acquisition took place on January 1, 2001.

The pro forma adjustments do not reflect any operation efficiencies and cost savings that Diversified may achieve with respect to the combined entities. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes nor any adjustments to operating, marketing and general and administrative expenses for any future operating changes.

The unaudited pro forma combined results are not necessarily indicative of the actual operating results that would have occurred had the transaction been consummated at the beginning of the periods presented for which such acquisition has been given effect. In addition, the unaudited pro forma combined results are not necessarily indicative of the combined results of future operations.






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              DIVERSIFIED SECURITY SOLUTIONS, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                  JUNE 30, 2002


                                                 Historic
                                       ---------------------------
                                       Diversified        National      Adjustments        Pro Forma
                                       -----------        --------      -----------        ---------
Assets
Cash and Cash Equivalent               $ 6,214,953        $ 70,467                        $ 6,285,420
Accounts Receivable - Net                4,978,589         334,002                          5,312,591
Inventory                                2,099,006          70,525                          2,169,531
Securities, prepaid expenses
   and other current assets              1,149,475           4,909                          1,154,384
                                       -----------      ----------      ----------        -----------

Total current assets                    14,442,023         479,903                         14,921,926

Property, equipment and
   computer software - Net                 940,818          41,353                            982,171
Goodwill                                                                $1,573,217 (A)      1,573,217
Other intangible assets - Net                                              650,000 (A)        650,000
Other assets                               574,951          24,000                            598,951
                                       -----------      ----------      ----------        -----------

                                       $15,957,792      $  545,256      $2,223,217        $18,726,265
                                       ===========      ==========      ==========        ===========
Liabilities and shareholders equity
 Accounts payable, accrued taxes
   and taxes                            $1,029,017         $60,028      $  425,000 (A)    $ 1,514,045
Deferred taxes                                              79,000                             79,000
Long term debt - Current                     8,159                                              8,159
Customer deposits and
   deferred income                         697,320          29,445                            726,765
Other current liabilities                  112,400                                            112,400
                                       -----------      ----------      ----------        -----------

Total current liabilities                1,846,896         168,473         425,000          2,440,369

Long term debt, less current             2,408,683                                          2,408,683
Deferred tax liability                     103,000                                            103,000
                                       -----------      ----------      ----------        -----------

Total liabilities                        4,358,579         168,473         425,000          4,952,052
                                       -----------      ----------      ----------        -----------

Common stock                                47,762             100           2,736 (A)         50,598
Additional paid-in-capital              10,609,302                       2,172,164 (A)     12,781,466
Deferred compensation                      (10,417)                                           (10,417)
Retained earnings                          952,566         376,683        (376,683)(A)        952,566
                                       -----------      ----------      ----------        -----------

                                        11,599,213         376,783       1,798,217         13,774,213
                                       -----------      ----------      ----------        -----------

                                       $15,957,792      $  545,256      $2,223,217        $18,726,265
                                       ===========      ==========      ==========        ===========




              DIVERSIFIED SECURITY SOLUTIONS, INC. AND SUBSIDIARIES

   PRO FORMA ADJUSTMENTS FOR THE CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                  JUNE 30, 2002


NOTE A: THE PRO FORMA ADJUSTMENTS OF THE CONDENSED COMBINED BALANCE SHEET ARE:

To reflect the acquisition of National and the allocation of the purchase price on the basis of fair values of the assets acquired and liabilities assumed. The components of the purchase price and allocation of assets and liabilities of National are as follows:

Components of purchase price
         Common stock issued to shareholders - Purchase price             $2,000,000
         Additional direct costs                                             600,000
                                                                          ----------
                     Total purchase price                                  2,600,000
                                                                          ----------

Allocation of purchase price
         Shareholders equity                                                 376,783
         Covenant not to compete                                             150,000
         Service rights                                                      250,000
         Customer list                                                       250,000
                                                                          ----------
                                                                           1,026,783
                                                                          ----------

         Goodwill                                                         $1,573,217
                                                                          ==========

              DIVERSIFIED SECURITY SOLUTIONS, INC. AND SUBSIDIARIES

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                         SIX MONTHS ENDED JUNE 30, 2002


                                                 Historic
                                                 --------
                                        Diversified     National      Adjustments         Pro Forma
                                        -----------     --------      -----------         ---------

Sales                                   $7,394,016     $1,444,622                        $8,838,638

Cost of goods sold                       4,266,639        996,886                         5,263,525
                                        ----------     ----------                        ----------

Gross Profit                             3,127,377        447,736                         3,575,113

Operating expenses                       2,935,706        697,405       $ 31,667 (1)      3,664,778
                                        ----------     ----------       --------         ----------

Operating Income (Loss)                    191,671       (249,669)       (31,667)           (89,665)

Other                                      (40,342)         6,179                           (34,163)
                                        ----------     ----------       --------         ----------

Income (Loss) before Income
  Taxes (Benefit)                          151,329       (243,490)       (31,667)          (123,828)

Provision for income taxes (Benefit)        65,000        (49,000)       (13,300)(2)          2,700
                                        ----------     ----------       --------         ----------

Net Income (Loss)                       $   86,329     $ (194,490)      $(18,367)        $ (126,528)
                                        ==========     ==========       ========         ===========

Earnings (Loss) per share
Basic                                   $     0.02                                       $    (0.03)
Diluted                                 $     0.02                                       $    (0.03)


(1) To amortize other intangibles (covenant not to compete for 5 years and service rights and customers list for 15 years) on a straight line basis.

(2) To record the effects of income tax benefits related to pro forma adjustments using a 42% tax rate.

              DIVERSIFIED SECURITY SOLUTIONS, INC. AND SUBSIDIARIES

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                          YEAR ENDED DECEMBER 31, 2001


                                               Historic
                                       ------------------------

                                       Diversified     National       Adjustments       Pro Forma
                                       -----------     --------       -----------       ---------

Sales                                  $11,928,613     $2,864,430                      $14,793,043

Cost of sales                            7,733,114      1,876,949                        9,610,063
                                       -----------      ---------                      -----------

Gross Profit                             4,195,499        987,481                        5,182,980

Operating expenses                       3,462,151      1,218,470        $63,333 (1)     4,743,954
                                       -----------      ---------       --------       -----------

Operating Income (Loss)                    733,348       (230,989)       (63,333)          439,026

Other (expense) income                    (217,858)         1,444                         (216,414)
                                       -----------      ---------       --------       -----------

Income (Loss) before Income
  Taxes (Benefit)                          515,490       (229,545)       (63,333)          222,612

Provision for income taxes (Benefit)       225,759        (50,000)       (26,600)(2)       149,159
                                       -----------      ---------       --------       -----------

Net Income (Loss)                      $   289,731     $ (179,545)      $(36,733)      $    73,453
                                       ===========     ==========       ========       ===========

Earnings (Loss) per share
Basic                                     $   0.09                                         $  0.02
Diluted                                   $   0.09                                         $  0.02



(1) To amortize other intangibles (covenant not to compete for 5 years and service rights and customers list for 15 years) on a straight line basis.

(2) To record the effects of income tax benefits related to pro forma adjustments using a 42% tax rate.